EXHIBIT 8
                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said
         attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.
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Signature                                  Title                                 Date

/s/ROBERT J. KONTZ         VICE PRESIDENT AND CORPORATE CONTROLLER         SEPTEMBER 13, 1999

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

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

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Signature                              Title                                 Date

/s/ DOUGLAS C. KOLSRUD     SR. VICE PRESIDENT, CHIEF INVESTMENT          SEPTEMBER 9, 1999
                           OFFICER, CORPORATE ACTUARY AND DIRECTOR

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

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                           Title                        Date


/s/ WILLIAM L. BUSLER             PRESIDENT                SEPTEMBER 10, 1999


                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D.
CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange
         Commission, a registration statement on Form S-6 under the Securities
         Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange
         Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

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
Signature                                    Title                                        Date

/s/ BRENDA K. CLANCY       VICE PRESIDENT, TREASURER AND FINANCIAL OFFICER        SEPTEMBER 13, 1999
                           (PRINCIPAL FINANCIAL OFFICER)
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

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D.
CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange
         Commission, a registration statement on Form S-6 under the Securities
         Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange
         Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

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

Signature                              Title                              Date

/s/LARRY N. NORMAN      EXECUTIVE VICE PRESIDENT AND DIRECTOR       SEPTEMBER 8, 1999


                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said
         attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.
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
Signature                                 Title                                 Date

/s//CRAIG D. VERMIE       VICE PRESIDENT, SECRETARY, GENERAL COUNSEL      SEPTEMBER 8, 1999
                          AND DIRECTOR
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

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PFL VARIABLE LIFE ACCOUNT A, a separate account established by PFL Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of PFL Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.
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
Signature                                 Title                               Date

/s/ PATRICK S. BAIRD        SENIOR VICE PRESIDENT AND DIRECTOR          SEPTEMBER 13, 1999

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